April 15, 1999



Dear Fellow Aggressive Growth Shareholder,

We had a wonderful March quarter, up 9.1%. The outrageous performance of our Internet-related stocks and the very strong performance of our retail stocks masked the underlying weakness of our small stocks. This performance is all the more remarkable considering that small stocks accounted for 8 of 10 top holdings and 65% of our assets at the beginning of the quarter. Our small stocks declined 3.5% versus 5.4% for the Russell 2000 Index. Clearly something besides small stocks boosted our performance well back into positive territory. Hooray for diversification!

Performance Summary
-------------------

The table below presents our March quarter, one year, and life-to-date financial results according to the formula required by the SEC. What's most impressive to me is that for the period since inception, we've almost doubled the average annual return of the index benchmark closest in size to our companies. Large companies have been a high hurdle to clear during this time, but we have continued to close the gap with the S&P 500 during the quarter. We have set our sights on overtaking it.

                                              March Qtr.         1 Year         Life-to-Date
                                                1/1/99           4/1/98           8/5/94 to
                                              to 3/31/99       to 3/31/99         3/31/99**
                                              ----------       ----------       ------------

    Aggressive Growth Portfolio                  9.1%             12.6%             24.9%
    S&P 500 Index (large companies)*             5.0%             18.6%             27.5%
    Russell 2000 (small companies)*              -5.4%           -16.3%             12.5%
    Lipper Capital Appreciation Funds*           4.8%             10.1%             19.5%


*The Russell 2000 and the S&P 500 are unmanaged indexes of small and large companies, respectively, with dividends reinvested. The Lipper
Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.
** Life-to-date returns are annualized; quarterly returns are not annualized.

Detailed Explanation of Performance
-----------------------------------

Translation: Small company focus continued to hurt our performance in the recent quarter. But it wasn't enough to offset the very fine showing by some Internet and retail stocks. This quarter might be called the "Tale of Two Portfolios." They performed wildly differently. Large company dominance continued - dramatically. This runs counter to the long-term trend and represents the sixth quarter in a row that large companies have trounced smaller ones:

     Quarter      S&P 500        Russell 2000       Difference
     -------      -------        ------------       ----------
      12/97         2.9%             -2.8%              5.7%
       3/98        14.0%              9.7%              4.3%
       6/98         3.3%             -4.7%              8.0%
       9/98        -9.9%            -20.2%             10.2%
      12/98        21.4%             16.3%              5.1%
       3/99         5.0%             -5.4%             10.4%

If someone had told me at the beginning of the quarter that small stocks would underperform large ones by the largest amount in our near five-year history (probably the largest amount in the last couple of decades), I would have been worried for our performance. Almost two-thirds of our assets were in small stocks at the beginning of the quarter. And it wasn't pretty for many of these holdings:

 Rank    Description                         Industry                        % Decline
 ----    -----------                         --------                        ---------
  1      Neomagic                            Data Processing-Hardware           -55.1%
  2      Ansys Inc.                          Data Processing-Software           -37.5%
  3      Intervoice, Inc.                    Electronics/Electric               -36.2%
  4      Jan Bell Marketing                  Jewelry                            -34.0%
  5      Amtran Inc.                         Airlines                           -30.0%
  6      Networks Associates                 Data Processing-Software           -27.7%
  7      ICU Medical Inc.                    Medical equipment/Supplies         -26.1%
  8      Pilgrim America Capital Corp.       Finance                            -24.0%
  9      Funco Inc.                          Leisure-Amusement                  -22.5%
  10     Salton Inc.                         Electronics/Electric               -21.5%
  11     SEEC Inc.                           Data Processing-Software           -20.5%

Given that the two worst performing companies on this list were among our top ten holdings at the beginning of the quarter (Neomagic was #1!), we would have had cause for concern. Indeed, they were a tremendous drag on our portfolio performance.

Luckily, and also by the design of our different models, small stocks were not the whole story during the quarter. Seven stocks gained more than 50% during the quarter:

  Rank   Description                         Industry                          % Gain
  ----   -----------                         --------                          ------
   1     At Home Corp.                       Internet                          107.4%
   2     America Online Inc.                 Internet                           88.4%
   3     Visx Inc.                           Machinery                          79.6%
   4     Best Buy Inc.                       Retail Stores                      69.5%
   5     CNET Inc                            Internet                           67.5%
   6     Inform. Advantage Software          Data Processing-Software           54.2%
   7     EMC Corp.                           Data Processing-Hardware           50.3%

Information Advantage Software, the only small company stock on this list, actually ended the quarter with a 12% decline, but we sold our entire position during a major runup in January. I love selling a stock to the momentum players (investors who buy a stock just because it's going up) near the peak. Sometimes, but certainly not always, the timing works out just right.

Although none of the three Internet companies on the list above was a major holding at the time we bought it, collectively they added nicely to performance. Personally, as an investor with a value orientation, these Internet companies make me a bit nervous. Personal preferences aside, I follow the discipline of the models. In the March quarter, that really paid off. It is interesting to note that each of the Internet companies, as diversifying positions, represented less than 2% of net assets at the time of purchase. America Online, which represented just 1.6% of net assets when we purchased it, has grown almost six-fold and now represents 9.4% of the portfolio. That's after selling part of our original shares in the March quarter to bring down the concentration. Diversification is very important to me, and America Online presents a significant problem, because my models aren't letting me trim it further. (Oh, for many more such problems!)

Largest Positions
-----------------

I invest more money in a smaller number of companies than most other portfolio managers (this is called "concentration" or "focus"), but work very hard on overall diversification, that is, not loading up on any one industry or region of the country. All together, the ten stocks below comprise nearly half of our portfolio assets. Because of appreciation in our retail and Internet stocks, our portfolio was no longer as diversified in these two industries as I desired. Consequently, I have trimmed more since the end of the quarter.

The following are our largest ten portfolio positions as of March 31:

                                                                               % Net
  Rank   Description                          Industry                         Assets
  ----   -----------                          --------                         ------
    1    Best Buy Company, Inc.               Retail Stores                      9.7%
    2    America Online, Inc.                 Internet                           9.4%
    3    Children's Place Retail Stores, Inc. Retail Stores                      6.6%
    4    Charles Schwab                       Finance                            5.2%
    5    Creative Computers, Inc.             Retail Stores                      4.6%
    6    Yahoo! Inc.                          Internet                           4.3%
    7    Winsloew Furniture, Inc.             Home Furnishings                   4.2%
    8    Visx Inc.                            Machinery                          3.3%
    9    Microsoft Corp                       Data Processing--Software          3.1%
    10   Pegasus Systems                      Services                           3.0%
                                                                                ----
         Total                                                                  53.4%

The industry description above masks our true exposure to Internet-related stocks. While only two (America Online and Yahoo) are listed as Internet, three more (Schwab, Creative Computers, and Pegasus Systems) have major Internet exposure. Seven such stocks in our portfolio had a combined cost basis (what we paid for them) equal to 16% of the portfolio. While this sounds reasonable for a segment of our economy with major growth potential, the market value of these stocks was equal to 29.9% of the portfolio at the quarter end. I'll be looking for opportunities to trim; this is not the Bridgeway Internet Portfolio.

Disclaimer
----------

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, March 31, 1999; security positions can and do change thereafter.

More with Less--or I Hate High Expenses
---------------------------------------

Translation: Our expenses (currently 1.5% of your investment annually) are considerably lower than the industry equivalent number (about 1.9%). Growth in assets will put continued downward pressure on our expense ratio. However, a performance-based fee will increase expenses (though not beyond the 2.0% cap) if our performance starts leading the S&P 500 again.

It's been a while since I visited the issue of what Bridgeway is doing to control costs. I thought I'd take this opportunity to report where we stand on "the bottom line." The expense ratio, portfolio expenses divided by net assets, is a common measure of mutual fund cost efficiency. Over the last four and a half years we have been doing a good job of controlling expenses and growing assets to the benefit of all shareholders.
The table below shows how far we've come:

                Aggressive Growth Portfolio Expense Ratio
                -----------------------------------------
                    Fiscal  Year 1995*           16.15%
                    Fiscal  Year 1996*            5.73%
                    Fiscal  Year 1997*            2.77%
                    Fiscal  Year 1998             2.00%
                    Fiscal  Year 1999             1.50%

*The Adviser reimbursed Portfolio expenses in the first three years to bring the effective expense ratio down to 2.0% or less. The Fiscal Year 1999 number is for the first half of the year only; the second half will be even lower.

In spite of the fact that we're a fraction of the average aggressive growth fund size (we're now $8 million in net assets versus $624 million for the category average), we're doing a better job of controlling expenses. The average expense ratio of 133 aggressive growth funds is 1.66%. This doesn't include the fact that the average load on these funds is 2.53% versus 0 for Bridgeway. If you average this load over a ten year period, you can argue an equivalent industry total expense ratio of 1.66 + (2.35 / 10) or about 1.9%. By the way, our trailing three-year performance is 8.7% per year better than these other funds.
Leaner expenses, much better returns. A powerful combination.

Actually, I have just given you the simplified version of where we stand on expenses. It's a bit more complicated than the straight-line decline indicated in the table. You may recall that Aggressive Growth has a performance-based management fee which is quite variable. If we outperform our index benchmark, our management fee can be as high as 1.6%. (The management fee is just one of a fund's expenses; but it is usually the biggest.) If we underperform our index benchmark, the management fee can be as low as 0.2%. You might be thinking that with our excellent performance versus our peers and the Russell 2000 Index (the index closest in size to our companies) we'd be getting something near the top end of the management fee range. Unfortunately (for the Adviser), this is not so. When we started Aggressive Growth, we decided to make the S&P 500 our performance benchmark. Our reasoning followed this train of logic: this Portfolio invests in companies of all sizes; there isn't usually a huge difference between large and small company indexes; the S&P 500 is the industry benchmark to beat. However, as indicated on page one of this report, we're still trailing the S&P 500, which has sustained an unusually high level of performance due to Wall Street's infatuation with mega-size companies. So the bottom line is that the Adviser is currently receiving the minimum 0.2% management fee for this Portfolio.

To summarize, if assets continue to rise significantly above the current $8 million level, the expense ratio will continue to fall. On the other hand, if performance rises significantly above the S&P on a trailing five-year basis, the performance fee could take the expense ratio back up to the maximum 2.0%. All things considered, improving the performance of the Portfolio remains our primary challenge - and our commitment.

New Web Site at Bridgewayfund.com
---------------------------------

Our new web site will have its debut on May 1. As one shareholder put it, "It's time to the enter the twentieth century; the twenty-first century is only around the corner." We decided to wait until we could program it and support it internally. I hope you'll find it substantive and useful.
The next time you speak to David, let him know what you think - or you can e-mail him at david@bridgewayfund.com. There are several ways you might use the site. First, we will publish our future shareholder letters on the site as soon as they are available. Click on "Aggressive Growth" and then the most current report. This will probably be much faster than waiting for "snail-mail," particularly if you hold our shares through a fund marketplace. Second, you may have a question for us after hours and prefer this medium to answering machines. I'm sure you'll have other ideas. Please pass them on to us!

Conclusion
----------

I recently clipped an editorial from an industry publication called Investment News about shareholder reports:

          The object should be to give the customer what he or she wants and needs. For too long the mutual fund industry has provided its customers with reports that have met its own needs.

Please let us know about your ideas. We occasionally get cards or phone calls with suggested improvements, criticisms, or praise. We take them very seriously, share them at our weekly staff meetings and continue to make improvements as a result. In closing, I hope you're as pleased with our first financial steps into calendar 1999 as I am.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery